EARNINGS PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Components of the numerator for the calculation of basic and diluted EPS:
Net income attributable to Golar LNG Ltd stockholders – basic and diluted	$ (43,121)	$ 135,713	$ 971,303
Add: Interest expense on convertible bonds	0	0	11,358
Numerator for caluclation of basic and diluted EPS	$ (43,121)	$ 135,713	$ 982,661
Components of the denominator for the calculation of basic and diluted EPS:
Weighted average number of common shares outstanding	87,013,000	80,530,000	80,324,000
Effect of dilutive share options (in shares)	0	381,000	380,000
Effect of dilutive convertible bonds (in share)	0	4,545,000	3,539,000
Common stock and common stock equivalents (in shares)	87,013,000	85,456,000	84,243,000
Earnings per share, basic and diluted:
Basic (USD per share)	$ (0.50)	$ 1.69	$ 12.09
Diluted (USD per share)	$ (0.50)	$ 1.59	$ 11.66